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                                                                    EXHIBIT 23.1

                    CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

The Board of Directors of
Altiris, Inc.:

We consent to the use of our reports incorporated by reference in the registration statement on Form S-8 of Altiris, Inc.

Salt Lake City, Utah
May 22, 2002

/S/ KPMG LLP